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                                                                 EXHIBIT 10.2(f)


May [__], 1996


BY OVERNIGHT COURIER

Mr. Gregory B. Sullivan
President
Ugly Duckling Corporation
2525 Camelback Road, Suite 510
Phoenix, Arizona 85016

Dear Greg:

                  In connection with the anticipated initial public offering of common stock of Ugly Duckling Corporation, a Delaware corporation (the "COMPANY"), you have requested that we agree to convert the Note (as defined in the Note Purchase Agreement dated as of August 31, 1995 among the Company (as successor by merger to Ugly Duckling Holdings, Inc., an Arizona corporation), Duck Ventures, Inc., Champion Acceptance Corporation (f/k/a Ugly Duckling Credit Corporation), Ugly Duckling Car Sales, Inc., UDRAC, Inc., Champion Financial Services, Inc., and SunAmerica Life Insurance Company ("SUNAMERICA") (said Note Purchase Agreement, as amended to the date hereof, the "NOTE PURCHASE AGREEMENT")) upon closing of said initial public offering. Accordingly, this letter agreement (this "AGREEMENT") contains the terms of the agreement between SunAmerica and the Company with respect to such conversion. Capitalized terms used herein without definition shall have the meanings given to such terms in the Note Purchase Agreement.

1.       Exercise of Conversion Privilege.

         (a) Conversion. Subject to the terms and conditions of this Agreement, SunAmerica, through OKGBD & Co., as its nominee, shall exercise its conversion rights pursuant to Section 2 of the Note with respect to the entire principal amount of the Note then outstanding (the "CONVERSION") on the closing date of the IPO (the "IPO DATE").

         (b) Termination. SunAmerica's obligations under Section 1(a) of this Agreement shall terminate on September 30, 1996, unless on or prior to such date, the Company shall have completed the IPO.

2. Consideration. As consideration for SunAmerica's agreement in Section 1 of this Agreement, the Company agrees to the following:

         (a) Conversion Fee. The Company agrees to pay SunAmerica or its designee, on or prior to the IPO Date, in immediately available funds, a fee of $30,000.00 in connection with the conversion of the Note.
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Mr. Gregory B. Sullivan
May [__], 1996
Page 2


         (b) Consulting Fee. The Company agrees to pay SunAmerica or its designee, on or prior to the IPO Date, in immediately available funds, a fee of $120,000.00 in connection with consulting services performed prior to this Agreement.

         (c) Warrants. The Company agrees to issue to SunAmerica or its designee, on or prior to the IPO Date, warrants for 116,000 shares of Common Stock, evidenced by a warrant certificate, substantially in the form annexed hereto as Exhibit A (the "WARRANT CERTIFICATE").

         (d) Registration Rights Agreement. The Company agrees to amend and restate the Registration Rights Agreement substantially in the form annexed hereto as Exhibit B (the "AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT").

3.       Conditions Precedent.

     (a)      To the Company's Obligations. The obligations of the Company under
              Section 2 of this Agreement shall become effective only upon satisfaction of all of the following conditions, which conditions must be satisfied on or before the IPO Date:

              (i) Conversion. SunAmerica shall have delivered a notice pursuant to Section 2 of the Note with respect to the entire principal amount of the Note then outstanding.

              (ii)    Execution of Agreements. The Company shall have received
                      (i) an original of this Agreement duly executed by SunAmerica, (ii) an original of the Amended and Restated Registration Rights Agreement duly executed by SunAmerica, and (iii) an original of the Fourth Amendment to Note Purchase Agreement and Certain Related Documents (the "Fourth Amendment") dated as of April 24, 1996 among SunAmerica and the Credit Parties duly executed by SunAmerica.

              (iii) Completion of the IPO. The IPO shall have been consummated on or prior to September 30, 1996.

     (b)      To SunAmerica's Obligations: The obligations of SunAmerica under
              Section 1 of this Agreement shall become effective only upon satisfaction of all of the following conditions, which conditions must be satisfied on or before the IPO Date:

              (i)     Execution of Agreements. SunAmerica shall have received
                      (i) an original of this Agreement duly executed by the Company, (ii) an original of the Amended and Restated Registration Rights Agreement duly executed by the Company, and (iii) an original of the Fourth Amendment duly executed by the Company and the Credit Parties.

              (ii) Payment of Fees. The Company shall have paid (i) the fees required by Section 2(a) hereof and (ii) the fees required by Section 2(b) hereof.

              (iii) Delivery of Warrant Certificate. SunAmerica shall have received an original of the Warrant Certificate duly executed by the Company.

              (iv) Delivery of Stock Certificate. The Company shall have delivered to SunAmerica a certificate representing the Conversion Shares (as defined in the Amended and Restated Registration Rights Agreement).

              (v) Payment of Interest. The Company shall have paid all accrued and unpaid interest on the Note through the IPO Date, without regard to whether interest is otherwise payable on the IPO Date.
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Mr. Gregory B. Sullivan
May [__], 1996
Page 3

             (vi)     Effectiveness of Fourth Amendment. The conditions of
                      Section 4.2 of the Fourth Amendment shall have all been satisfied, Section 3 of the Fourth Amendment shall have become effective and the Fourth Amendment shall otherwise be fully effective.

             (vii) No Default; Representations and Warranties. On and as of the IPO Date, and after giving effect to the transactions contemplated to occur on such date (other than the conversion of the Note), (i) no Default or Event of Default shall have occurred and be continuing, and (ii) all representations and warranties contained herein and in the Warrant Certificate and the Amended and Restated Registration Agreement shall be true and complete in all material respects on and as of the IPO Date; the Company shall have delivered to SunAmerica an officer's certificate, dated as of the IPO Date, signed by the President and the Chief Financial Officer of the Company, in form and substance satisfactory to SunAmerica, to such effect.

             (viii) Corporate Documents; Proceedings. The Company shall have delivered to SunAmerica a good standing certificate from the Secretary of State of Delaware and dated within five days of the IPO Date together with evidence of telephonic confirmation of the Company's good standing on the IPO Date. The Company shall have delivered to SunAmerica a certificate, dated the IPO Date, and signed by the President or a Vice President of the Company and attested to by the Secretary or an Assistant Secretary of the Company, in form and substance satisfactory to SunAmerica, certifying (i) resolutions duly adopted by the Board of Directors of the Company approving and authorizing the transactions contemplated hereby, the Warrant Certificate and the Amended and Restated Registration Rights Agreement, (ii) the signature and incumbency of the officers of the Company executing the Warrant Certificate and the Amended and Restated Registration Rights Agreement, and (iii) the Certificate of Incorporation and Bylaws of the Company, together with a copy of the resolutions referred to in such certificate and copies (or certification regarding absence of changes) of the Certificate of Incorporation and Bylaws of the Company.

              (ix) Completion of the IPO. The IPO shall have been consummated on or prior to September 30, 1996.

              (x) Completion of Verde Transactions. The Company shall have consummated, in form and substance reasonably satisfactory to SunAmerica, the transactions (other than the purchase of properties from Verde Investments) contemplated under the heading "Recapitalization and Related Transactions -- Verde Investments" contained in the Form S-1 (Registration No. 333-3998 filed by the Company with the Commission on April 25, 1996.
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Mr. Gregory B. Sullivan
May [__], 1996
Page 4

              (xi) Opinion of Counsel. SunAmerica shall have received the opinion of Snell & Wilmer L.L.P., counsel to the Company, in form and substance reasonably satisfactory to SunAmerica, addressed to SunAmerica and dated the IPO Date, as to the matters set forth on Exhibit C, subject to reasonable and customary qualifications and limitations.

Mr. Gregory B. Sullivan
May [__], 1996
Page 5

4. Representations And Warranties. In order to induce SunAmerica to enter into this Agreement, the Company represents and warrants to SunAmerica that:

         (a) The Company has been duly organized, and is validly existing in good standing under the laws of the State of Delaware, with corporate power and authority to own its property and assets, to carry on its business as now conducted by it, to enter into, and to perform its obligations under, this Agreement, the Warrant Certificate and the Amended and Restated Registration Rights Agreement, and to issue the Warrant Shares (as defined in the Amended and Restated Registration Rights Agreement).

         (b) The execution, delivery and performance of this Agreement, the Warrant Certificate and the Amended and Restated Registration Rights Agreement have been duly authorized by all necessary corporate action and each of this Agreement, the Warrant Certificate and the Amended and Restated Registration Rights Agreement has been duly executed and delivered by the Company.

         (c) Each of this Agreement, the Warrant Certificate and the Amended and Restated Registration Rights Agreement constitutes the legally valid and binding obligation of the Company, enforceable in accordance with its terms.
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Mr. Gregory B. Sullivan
May [__], 1996
Page 6


         (d) The Company's execution and delivery of, and performance of its obligations under this Agreement, the Warrant Certificate and the Amended and Restated Registration Rights Agreement, and the offering, issuance, sale and delivery of the Warrant Shares, do not and will not (i) violate the Company's certificate of incorporation or bylaws, (ii) violate, breach, or result in a default under, any provision of any agreement or other instrument to which the Company or any of its properties is subject, or (iii) breach or otherwise violate any existing obligation of or restriction on the Company under any order, judgment or decree of any court or other government agency binding on the Company.

         (e) The execution and delivery by the Company of, and performance of its obligations under, this Agreement, the Warrant Certificate and the Amended and Restated Registration Rights Agreement, and the offering, sale, issuance and delivery of the Warrant Shares, do not or will not violate any provision of law, or any rules or regulations of any governmental authority, applicable to the Company.

         (f) No order, consent, permit or approval of any governmental authority is required for the execution and delivery of, and performance of its obligations under, this Agreement, the Warrant Certificate and the Amended and Restated Registration Rights Agreement, except as contemplated therein, or for the offering, sale issuance and delivery of the Warrant Shares.

         (g) There are no actions, suits or proceedings pending or threatened against or affecting the Company or any property of the Company, in any court or before and governmental authority or arbitration board or tribunal which, if decided adversely to Company or any property of Company would have or would reasonably be expected to have a material adverse effect on the Company on the condition (financial or otherwise), business, results of operations, prospects, liabilities (absolute, accrued, contingent or otherwise), properties or assets of the Company.

         (h) The Warrant Shares have been duly authorized and reserved and, upon exercise of the Warrant Certificate in accordance with the terms thereof, will be validly issued, fully paid and non-assessable.

         (i) It is not necessary in connection with the offering, issuance, sale and delivery of the Warrant Certificate or the Warrant Shares under the circumstances contemplated by this Agreement and the Warrant Certificate to register the Warrant Certificate or the Warrant Shares under the Securities Act of 1933, as amended, or to qualify the offer or sale of the Conversion Shares under the securities or Blue Sky laws of any state.

         (j) There is no Default or Event of Default or event that with the giving of notice or the lapse of time or both would constitute an Event of Default.
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Mr. Gregory B. Sullivan
May [__], 1996
Page 7

5.      Miscellaneous

         (a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California.

         (b) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         (c) Amendment. No amendment, modification or waiver of this Agreement shall be effective without the written agreement of the Company and SunAmerica.

         (d) Headings. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  Our offer will terminate on [____________], 1996, unless on or before that date you sign and return an enclosed counterpart of this letter. If you are in agreement with the foregoing, please sign and return one copy of this letter which will constitute our legally binding agreement with respect to the subject matter hereof.

                                            Very truly yours,

                                            SUNAMERICA LIFE INSURANCE COMPANY


                                            By:
                                                --------------------------------
                                                Its:

ACKNOWLEDGED AND AGREED TO:

UGLY DUCKLING CORPORATION


By:
    -------------------------------
    Its:
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                                    EXHIBIT A

                                     FORM OF
                               WARRANT CERTIFICATE

                                 (see attached)

                                    EXHIBIT B

                                     FORM OF
                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

                                 (see attached)

                                   EXHIBIT C
                             FORM OF LEGAL OPINIONS


1. The Company has been duly organized, and is validly existing in good standing under the laws of the State of Delaware, with corporate power and authority to own its property and assets, to carry on its business as now conducted by it, to enter into, and to perform its obligations under, this Agreement, the Warrant Certificate and the Amended and Restated Registration Rights Agreement, and to issue the Warrant Shares (as defined in the Amended and Restated Registration Rights Agreement).

2. The execution, delivery and performance of this Agreement, the Warrant Certificate and the Amended and Restated Registration Rights Agreement have been duly authorized by all necessary corporate action and each of this Agreement, the Warrant Certificate and the Amended and Restated Registration Rights Agreement has been duly executed and delivered by the Company.

3. Each of this Agreement, the Warrant Certificate and the Amended and Restated Registration Rights Agreement constitutes the legally valid and binding obligation of the Company, enforceable in accordance with its terms.

4. The Company's execution and delivery of, and performance of its obligations under this Agreement, the Warrant Certificate and the Amended and Restated Registration Rights Agreement, and the offering, issuance, sale and delivery of the Warrant Shares, do not and will not (i) violate the Company's certificate of incorporation or bylaws, (ii) to such counsel's knowledge after reasonable inquiry, (a) violate, breach, or result in a default under, any provision of any agreement or other instrument to which the Company or any of its properties is subject, or (b) breach or otherwise violate any existing obligation of or restriction on the Company under any order, judgment or decree of any court or other government agency binding on the Company.

5. The execution and delivery by the Company of, and performance of its obligations under, this Agreement, the Warrant Certificate and the Amended and Restated Registration Rights Agreement, and, under the circumstances contemplated by this Agreement and the Warrant Certificate, the offering, sale, issuance and delivery of the Warrant Shares to SunAmerica or its nominee, do not violate any provision of law, or any rules or regulations of any governmental authority, applicable to the Company.

6. No order, consent, permit or approval of any governmental authority is required for the execution and delivery of, and performance of its obligations under, this Agreement, the Warrant Certificate and the Amended and

                               Restated Registration Rights Agreement, except as contemplated therein, or, under the circumstances contemplated by this Agreement and the Warrant Certificate, for the offering, sale issuance and delivery of the Warrant Shares (provided that no opinion need be expressed with respect to any order, consent, permit or approval of any governmental authority pursuant to any agreement between the Company and such governmental authority except as provided in
                               Section 3(b)(xi)(d) of this Agreement).

                      7. To such counsel's knowledge, there are no actions, suits or proceedings pending or threatened against or affecting the Company or any property of the Company, in any court or before any governmental authority or arbitration board or tribunal which, if decided adversely to Company or any property of Company would have or would reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business, results of operations, prospects, liabilities (absolute, accrued, contingent or otherwise), properties or assets of the Company.

                      8. The Warrant Shares have been duly authorized and reserved and, upon exercise of the Warrant Certificate in accordance with the terms thereof, will be validly issued, fully paid and non-assessable.

                      9. It is not necessary in connection with the offering, issuance, sale and delivery of the Warrant Certificate or, under the circumstances contemplated by this Agreement and the Warrant Certificate, the offering, sale, issuance and delivery of the Warrant Shares to SunAmerica or its nominee, to register the Warrant Certificate or the Warrant Shares under the Securities Act of 1933, as amended, or to qualify the offer or sale of the Conversion Shares under the securities or Blue Sky laws of the State of Arizona or the State of California.

                     10. Such other opinions as SunAmerica may reasonably request.